Restructuring Charge	9 Months Ended
Sep. 30, 2017
Restructuring and Related Activities [Abstract]
Restructuring Charge
Restructuring Charge

During the three and nine months ended September 30, 2017, the Partnership recognized restructuring charges of $2.9 million and $3.3 million, respectively, mainly relating to severance costs from the termination of the charter contract for the Arendal Spirit UMS and the resulting decommissioning of the unit.
During the three and nine months ended September 30, 2016, the Partnership recognized restructuring charges of $0.8 million and $2.3 million, respectively, mainly relating to the reorganization of the Partnership’s FPSO business to create better alignment with the Partnership’s offshore operations, resulting in a lower cost organization going forward.
As of September 30, 2017 and September 30, 2016, restructuring liabilities of $2.7 million and $1.4 million, respectively, were recorded in accrued liabilities on the consolidated balance sheet.